Exhibit 99.1

NEWS RELEASE
Investor Contact:
Janet L. Ford, Investor Relations Director 414-278-1890

Media Contact:
Autumn Latimore, Public Relations Director 414-278-1860
Associated reports Second Quarter Earnings of $0.15 per share
Net income to shareholders of $25.6 million, up 66% from the prior quarter
GREEN BAY, Wis. — July 21, 2011 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $25.6 million, or $0.15 per common share, for the quarter ended June 30, 2011. This compared to net income to common shareholders of $15.4 million, or $0.09 per common share, for the quarter ended March 31, 2011, and a net loss to common shareholders of $10.2 million, or $0.06 per common share, for the quarter ended June 30, 2010.
“We are pleased with our performance this quarter as we continue to execute on our strategic priorities,” said President and CEO Philip B. Flynn. “We are beginning to see results from the steps we are taking to drive loan growth and earnings expansion.”
HIGHLIGHTS
•	Pre-tax income improved $13 million and net income to common shareholders improved $10 million from the prior quarter

•	Total loans of $13.1 billion were up 3% from the prior quarter, with growth in all major segments of the portfolio
•	C&I loans grew $230 million on a linked-quarter basis

•	Commercial real estate and construction loans were up $50 million from the prior quarter

•	Residential mortgages grew $156 million during the second quarter
•	Total deposits and customer funding of $16.1 billion was up $184 million, with solid growth in interest-bearing checking, savings, and sweep account balances during the quarter

•	Net interest margin for the second quarter was 3.29%
•	Impact of first quarter debt offering was partially offset by a 5 basis point improvement in interest-bearing deposit costs
•	Continued improvements in key credit metrics
•	Nonaccrual loans of $468 million declined to the lowest level in six quarters

•	Potential problem loans declined to $699 million, down 23% from $912 million for the first quarter

•	Provision for loan losses of $16 million was down significantly from the prior quarter

•	Net charge-offs of $45 million were down 17% from $53 million for the first quarter
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ASSOCIATED BANC-CORP REPORTS SECOND QUARTER 2011 RESULTS	PAGE 2
SECOND QUARTER 2011 FINANCIAL RESULTS
Loans
At June 30, 2011, the Company’s loan portfolio was $13.1 billion, up $434 million, or 3%, from $12.7 billion at March 31, 2011, and up $488 million, or 4%, from $12.6 billion a year ago. Commercial loans grew $277 million on a linked-quarter basis, with the most significant increase in the commercial and industrial (C&I) segment of the loan portfolio. C&I loans grew by $230 million, or 8%, from the prior quarter. Commercial real estate and construction loans grew by $50 million, or 1%, and the residential mortgage segment was up $156 million, or 6%, from the first quarter.
Deposits and Customer Funding
Total deposits and customer funding of $16.1 billion at the end of the second quarter was up 1% from $16.0 billion at the end of the first quarter. Total deposits were $14.1 billion at June 30, 2011, up slightly from $14.0 billion at March 31, 2011. The net deposit growth was primarily driven by a $176 million, or 10%, increase in interest-bearing demand deposits and a $34 million, or 4%, increase in savings deposits during the quarter. The Company continued to reduce noncustomer network and brokered transactions deposits which, in aggregate, declined by 10% from the prior quarter.
Net Interest Income and Net Interest Margin
Second quarter net interest income was $154 million, up modestly from the first quarter despite the low interest rate environment and the additional interest expense related to the $300 million debt offering issued in late March. Proceeds from the debt offering partially funded the Company’s repurchase of $262.5 million of preferred shares issued under the TARP Capital Purchase Program (CPP). The net interest margin was 3.29%, down 3 basis points from the prior quarter, also reflecting the impact of the debt offering.
Noninterest Income and Expense
Noninterest income for the quarter ended June 30, 2011 was $65 million, down $7 million, or 10%, from $72 million for the first quarter of 2011. The linked-quarter decline in noninterest income was primarily driven by a $6 million reduction in the value of mortgage servicing rights, primarily due to a decline in mortgage rates during the quarter, and a $4 million valuation expense related to credit exposures on customer swaps.
Core fee-based revenue of $61 million for the quarter was relatively flat compared to the first quarter of 2011. The challenging economic environment, regulatory changes, and changes in checking products and customer behavior continued to have an impact on fee-based revenue during the second quarter.
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ASSOCIATED BANC-CORP REPORTS SECOND QUARTER 2011 RESULTS	PAGE 3
Total noninterest expense for the quarter ended June 30, 2011 was $159 million, down $5 million, or 3%, from the first quarter. Personnel expense of $89 million for the second quarter remained relatively flat compared to the first quarter. Foreclosure/OREO costs were up $3 million from the prior quarter, offset by decreases in other expense categories, including a $3 million seasonal decline in occupancy expense and lower expenses related to unfunded commitments and litigation reserves of $3 million and $5 million, respectively.
On April 6, 2011, the Company used a portion of the net proceeds from the March debt offering to repurchase half of the $525 million the Company received under the CPP. The Company recorded a noncash charge of $5 million during the quarter for the partial repurchase of CPP preferred shares, which represented the difference between the unamortized cost of the repurchased preferred stock and the repurchase price. The Company will incur another $4 million noncash charge when it repurchases the balance of the CPP preferred shares.
Key Credit Metrics
The Company reported another quarter of improving credit metrics with nonaccrual loans of $468 million, down 4% from $488 million at March 31, 2011, and down 52% from $976 million at June 30, 2010. Total loans 30-89 days past due were $113 million, up $7 million, or 7%, from $106 million for the previous quarter, and down 24% from $149 million at June 30, 2010. Potential problem loans declined to $699 million, down 23% from $912 million for the first quarter, and down 45% from $1.3 billion a year ago.
Net charge-offs were $45 million for the second quarter, down 17% from $53 million for the first quarter of 2011, and down 58% from $105 million for the second quarter of 2010. The Company’s allowance for loan losses was $426 million, down 6% from $454 million for the quarter ended March 31, 2011, and down 25% from $568 million at June 30, 2010.
For the second quarter, the provision for loan losses was $16 million, down significantly from $31 million for the first quarter of 2011, and $98 million for the second quarter of 2010. The allowance for loan losses coverage to nonaccrual loans was 91% at June 30, 2011 compared to 93% at the end of the first quarter and 58% a year ago.
Capital Ratios
The Company’s capital position remains very strong, with a Tier 1 common ratio of 12.61% at June 30, 2011 compared to 12.65% at the end of the first quarter and 12.00% a year ago. The Company’s capital ratios continue to be in excess of “well-capitalized” regulatory benchmarks, the highest regulatory capital level and also exceed the guidelines recently published by the Basel Committee and endorsed by U.S. regulatory agencies.
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ASSOCIATED BANC-CORP REPORTS SECOND QUARTER 2011 RESULTS	PAGE 4
“Despite remaining cautious about the near term macro economic outlook, we believe that the investments we are making will produce a solid return for our shareholders,” Flynn continued. “As previously mentioned, we expect to repurchase the remaining CPP preferred shares during the third or fourth quarter of this year.”
SECOND QUARTER 2011 EARNINGS
RELEASE CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 21, 2011. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com/ or by dialing 877-348-9354. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 253-237-1160. Participants should ask the operator for the Associated Banc-Corp second quarter 2011 earnings call, or conference ID number 75804403.
An audio archive of the webcast will be available on the company’s website for one month following the call. A replay of the call will be available starting at 7:00 p.m. CT on July 21, 2011 through 11:00 p.m. CT on August 21, 2011 by dialing 800-642-1687 and entering the conference ID number 75804403. The replay number for international callers is 706-645-9291.
ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp (NASDAQ: ASBC) has total assets of $22 billion and is one of the top 50 financial services holding companies operating in the United States. Headquartered in Green Bay, Wis., Associated has approximately 270 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota. The company offers a full range of banking services and other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
FORWARD LOOKING STATEMENTS
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the Company’s most recent Annual Report filed on Form 10-K as updated by the Company’s most recent Form 10-Q.
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Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	June 30,	March 31,	Seql Qtr	December 31,	September 30,	June 30,	Comp Qtr
(in thousands)	2011	2011	$ Change	2010	2010	2010	$ Change

Assets
Cash and due from banks	$314,682	$299,040	$15,642	$319,487	$316,914	$324,952	$(10,270)
Interest-bearing deposits in other financial institutions	777,675	498,094	279,581	546,125	1,717,853	2,210,946	(1,433,271)
Federal funds sold and securities purchased under agreements to resell	2,400	2,015	385	2,550	503,950	13,515	(11,115)
Securities available for sale, at fair value	5,742,034	5,883,541	(141,507)	6,101,341	5,291,336	5,322,177	419,857
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	191,075	191,017	58	190,968	190,918	190,870	205
Loans held for sale	84,323	85,493	(1,170)	144,808	274,666	321,060	(236,737)
Loans	13,089,589	12,655,322	434,267	12,616,735	12,372,393	12,601,916	487,673
Allowance for loan losses	(425,961)	(454,461)	28,500	(476,813)	(522,018)	(567,912)	141,951

Loans, net	12,663,628	12,200,861	462,767	12,139,922	11,850,375	12,034,004	629,624
Premises and equipment, net	192,506	186,329	6,177	190,533	181,236	181,231	11,275
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	74,872	85,200	(10,328)	88,044	84,824	92,176	(17,304)
Other assets	1,076,112	1,112,807	(36,695)	1,132,650	1,184,046	1,139,960	(63,848)

Total assets	$22,048,475	$21,473,565	$574,910	$21,785,596	$22,525,286	$22,760,059	(711,584)

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$3,218,722	$3,285,604	$(66,882)	$3,684,965	$3,054,121	$2,932,599	286,123
Interest-bearing deposits, excl Brokered CDs	10,530,658	10,413,994	116,664	11,097,788	13,308,530	13,465,974	(2,935,316)
Brokered CDs	316,670	324,045	(7,375)	442,640	442,209	571,626	(254,956)

Total deposits	14,066,050	14,023,643	42,407	15,225,393	16,804,860	16,970,199	(2,904,149)
Short-term funding	3,255,670	2,547,805	707,865	1,747,382	539,263	513,406	2,742,264
Long-term funding	1,484,174	1,484,177	(3)	1,413,605	1,713,671	1,843,691	(359,517)
Accrued expenses and other liabilities	243,433	223,226	20,207	240,425	266,643	246,636	(3,203)

Total liabilities	19,049,327	18,278,851	770,476	18,626,805	19,324,437	19,573,932	(524,605)
Stockholders’ Equity
Preferred equity	258,051	515,238	(257,187)	514,388	513,550	512,724	(254,673)
Common stock	1,745	1,744	1	1,739	1,738	1,737	8
Surplus	1,581,594	1,576,903	4,691	1,573,372	1,569,963	1,567,315	14,279
Retained earnings	1,079,076	1,055,344	23,732	1,041,666	1,036,800	1,032,065	47,011
Accumulated other comprehensive income	79,345	45,731	33,614	27,626	78,798	73,173	6,172
Treasury stock	(663)	(246)	(417)	—	—	(887)	224

Total stockholders’ equity	2,999,148	3,194,714	(195,566)	3,158,791	3,200,849	3,186,127	(186,979)

Total liabilities and stockholders’ equity	$22,048,475	$21,473,565	$574,910	$21,785,596	$22,525,286	$22,760,059	$(711,584)

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended				For The Six Months Ended,
	June 30,		Quarter		June 30,		Year-to-Date
(in thousands, except per share amounts)	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change

Interest Income
Interest and fees on loans	$144,358	$153,815	$(9,457)	(6.1%)	$287,129	$313,106	$(25,977)	(8.3%)
Interest and dividends on investment securities:
Taxable	35,351	40,292	(4,941)	(12.3%)	70,003	86,460	(16,457)	(19.0%)
Tax-exempt	7,504	8,558	(1,054)	(12.3%)	15,217	17,266	(2,049)	(11.9%)
Other interest and dividends	1,438	2,213	(775)	(35.0%)	2,896	3,986	(1,090)	(27.3%)

Total interest income	188,651	204,878	(16,227)	(7.9%)	375,245	420,818	(45,573)	(10.8%)
Interest Expense
Interest on deposits	16,901	28,360	(11,459)	(40.4%)	35,150	57,105	(21,955)	(38.4%)
Interest on short-term funding	3,637	1,820	1,817	99.8%	7,216	3,846	3,370	87.6%
Interest on long-term funding	13,990	14,905	(915)	(6.1%)	25,033	30,852	(5,819)	(18.9%)

Total interest expense	34,528	45,085	(10,557)	(23.4%)	67,399	91,803	(24,404)	(26.6%)

Net Interest Income	154,123	159,793	(5,670)	(3.5%)	307,846	329,015	(21,169)	(6.4%)
Provision for loan losses	16,000	97,665	(81,665)	(83.6%)	47,000	263,010	(216,010)	(82.1%)

Net interest income after provision for loan losses	138,123	62,128	75,995	122.3%	260,846	66,005	194,841	295.2%
Noninterest Income
Trust service fees	10,012	9,517	495	5.2%	19,843	18,873	970	5.1%
Service charges on deposit accounts	19,112	26,446	(7,334)	(27.7%)	38,176	52,505	(14,329)	(27.3%)
Card-based and other nondeposit fees	15,747	14,739	1,008	6.8%	31,345	28,551	2,794	9.8%
Retail commissions	16,475	15,722	753	4.8%	32,856	31,539	1,317	4.2%

Total core fee-based revenue	61,346	66,424	(5,078)	(7.6%)	122,220	131,468	(9,248)	(7.0%)
Mortgage banking, net	(3,320)	5,493	(8,813)	(160.4%)	(1,475)	10,900	(12,375)	(113.5%)
Capital market fees, net	(890)	(136)	(754)	N/M	1,488	(6)	1,494	N/M
Bank owned life insurance income	3,500	4,240	(740)	(17.5%)	7,086	7,496	(410)	(5.5%)
Asset sale gains (losses), net	(209)	1,477	(1,686)	N/M	(2,195)	(164)	(2,031)	N/M
Investment securities gains (losses), net	(36)	(146)	110	(75.3%)	(58)	23,435	(23,493)	(100.2%)
Other	4,364	3,539	825	23.3%	9,871	5,800	4,071	70.2%

Total noninterest income	64,755	80,891	(16,136)	(19.9%)	136,937	178,929	(41,992)	(23.5%)
Noninterest Expense
Personnel expense	89,203	79,342	9,861	12.4%	178,133	158,697	19,436	12.2%
Occupancy	12,663	11,706	957	8.2%	27,938	24,881	3,057	12.3%
Equipment	4,969	4,450	519	11.7%	9,736	8,835	901	10.2%
Data processing	7,974	7,866	108	1.4%	15,508	15,165	343	2.3%
Business development and advertising	5,652	4,773	879	18.4%	10,595	9,218	1,377	14.9%
Other intangible amortization	1,178	1,254	(76)	(6.1%)	2,356	2,507	(151)	(6.0%)
Legal and professional fees	4,783	5,517	(734)	(13.3%)	9,265	8,312	953	11.5%
Losses other than loans	(1,925)	2,840	(4,765)	(167.8%)	4,372	4,819	(447)	(9.3%)
Foreclosure/OREO expense	9,527	8,906	621	7.0%	15,588	16,635	(1,047)	(6.3%)
FDIC expense	7,198	12,027	(4,829)	(40.2%)	15,442	23,856	(8,414)	(35.3%)
Other	17,664	16,357	1,307	8.0%	34,129	33,972	157	0.5%

Total noninterest expense	158,886	155,038	3,848	2.5%	323,062	306,897	16,165	5.3%

Income (loss) before income taxes	43,992	(12,019)	56,011	N/M	74,721	(61,963)	136,684	N/M
Income tax expense (benefit)	9,610	(9,240)	18,850	N/M	17,486	(32,795)	50,281	N/M

Net income (loss)	34,382	(2,779)	37,161	N/M	57,235	(29,168)	$86,403	N/M
Preferred stock dividends and discount	8,812	7,377	1,435	19.5%	16,225	14,742	1,483	10.1%

Net income (loss) available to common equity	$25,570	$(10,156)	$35,726	N/M	$41,010	$(43,910)	$84,920	N/M

Earnings (Loss) Per Common Share:
Basic	$0.15	$(0.06)	$0.21	N/M	$0.24	$(0.26)	$0.50	N/M
Diluted	$0.15	$(0.06)	$0.21	N/M	$0.24	$(0.26)	$0.50	N/M

Average Common Shares Outstanding:
Basic	173,323	172,921	402	0.2%	173,268	169,401	3,867	2.3%
Diluted	173,327	172,921	406	0.2%	173,272	169,401	3,871	2.3%

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	2Q11	1Q11	$ Change	% Change	4Q10	3Q10	2Q10	$ Change	% Change

Interest Income
Interest and fees on loans	$144,358	$142,771	$1,587	1.1%	$146,444	$148,937	$153,815	$(9,457)	(6.1%)
Interest and dividends on investment securities:
Taxable	35,351	34,652	699	2.0%	32,420	36,151	40,292	(4,941)	(12.3%)
Tax-exempt	7,504	7,713	(209)	(2.7%)	8,150	8,499	8,558	(1,054)	(12.3%)
Other interest and dividends	1,438	1,458	(20)	(1.4%)	2,078	2,629	2,213	(775)	(35.0%)

Total interest income	188,651	186,594	2,057	1.1%	189,092	196,216	204,878	(16,227)	(7.9%)
Interest Expense
Interest on deposits	16,901	18,249	(1,348)	(7.4%)	23,039	25,879	28,360	(11,459)	(40.4%)
Interest on short-term funding	3,637	3,579	58	1.6%	2,288	1,849	1,820	1,817	99.8%
Interest on long-term funding	13,990	11,043	2,947	26.7%	12,905	14,584	14,905	(915)	(6.1%)

Total interest expense	34,528	32,871	1,657	5.0%	38,232	42,312	45,085	(10,557)	(23.4%)

Net Interest Income	154,123	153,723	400	0.3%	150,860	153,904	159,793	(5,670)	(3.5%)
Provision for loan losses	16,000	31,000	(15,000)	(48.4%)	63,000	64,000	97,665	(81,665)	(83.6%)

Net interest income after provision for
loan losses	138,123	122,723	15,400	12.5%	87,860	89,904	62,128	75,995	122.3%
Noninterest Income
Trust service fees	10,012	9,831	181	1.8%	9,518	9,462	9,517	495	5.2%
Service charges on deposit accounts	19,112	19,064	48	0.3%	20,390	23,845	26,446	(7,334)	(27.7%)
Card-based and other nondeposit fees	15,747	15,598	149	1.0%	15,842	14,906	14,739	1,008	6.8%
Retail commissions	16,475	16,381	94	0.6%	14,441	15,276	15,722	753	4.8%

Total core fee-based revenue	61,346	60,874	472	0.8%	60,191	63,489	66,424	(5,078)	(7.6%)
Mortgage banking, net	(3,320)	1,845	(5,165)	N/M	13,229	9,007	5,493	(8,813)	(160.4%)
Capital market fees, net	(890)	2,378	(3,268)	(137.4%)	5,187	891	(136)	(754)	N/M
Bank owned life insurance income	3,500	3,586	(86)	(2.4%)	4,509	3,756	4,240	(740)	(17.5%)
Asset sale gains (losses), net	(209)	(1,986)	1,777	(89.5%)	514	(2,354)	1,477	(1,686)	N/M
Investment securities gains (losses), net	(36)	(22)	(14)	63.6%	(1,883)	3,365	(146)	110	(75.3%)
Other	4,364	5,507	(1,143)	(20.8%)	2,950	3,743	3,539	825	23.3%

Total noninterest income	64,755	72,182	(7,427)	(10.3%)	84,697	81,897	80,891	(16,136)	(19.9%)
Noninterest Expense
Personnel expense	89,203	88,930	273	0.3%	83,912	80,640	79,342	9,861	12.4%
Occupancy	12,663	15,275	(2,612)	(17.1%)	12,899	12,157	11,706	957	8.2%
Equipment	4,969	4,767	202	4.2%	4,899	4,637	4,450	519	11.7%
Data processing	7,974	7,534	440	5.8%	7,047	7,502	7,866	108	1.4%
Business development and advertising	5,652	4,943	709	14.3%	4,870	4,297	4,773	879	18.4%
Other intangible amortization	1,178	1,178	—	0.0%	1,206	1,206	1,254	(76)	(6.1%)
Legal and professional fees	4,783	4,482	301	6.7%	5,353	6,774	5,517	(734)	(13.3%)
Losses other than loans	(1,925)	6,297	(8,222)	(130.6%)	7,470	2,504	2,840	(4,765)	(167.8%)
Foreclosure/OREO expense	9,527	6,061	3,466	57.2%	9,860	7,349	8,906	621	7.0%
FDIC expense	7,198	8,244	(1,046)	(12.7%)	11,095	11,426	12,027	(4,829)	(40.2%)
Other	17,664	16,465	1,199	7.3%	18,232	18,088	16,357	1,307	8.0%

Total noninterest expense	158,886	164,176	(5,290)	(3.2%)	166,843	156,580	155,038	3,848	2.5%

Income (loss) before income taxes	43,992	30,729	13,263	43.2%	5,714	15,221	(12,019)	56,011	N/M
Income tax expense (benefit)	9,610	7,876	1,734	22.0%	(8,294)	917	(9,240)	18,850	N/M

Net income (loss)	34,382	22,853	11,529	50.4%	14,008	14,304	(2,779)	37,161	N/M
Preferred stock dividends and discount	8,812	7,413	1,399	18.9%	7,400	7,389	7,377	1,435	19.5%

Net income (loss) available to common equity	$25,570	$15,440	$10,130	65.6%	$6,608	$6,915	$(10,156)	$35,726	N/M

Earnings (Loss) Per Common Share:
Basic	$0.15	$0.09	$0.06	66.7%	$0.04	$0.04	$(0.06)	$0.21	N/M
Diluted	$0.15	$0.09	$0.06	66.7%	$0.04	$0.04	$(0.06)	$0.21	N/M

Average Common Shares Outstanding:
Basic	173,323	173,213	110	0.1%	173,068	172,989	172,921	402	0.2%
Diluted	173,327	173,217	110	0.1%	173,072	172,990	172,921	406	0.2%

N/m = Not meaningful.

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2011	YTD 2010	2nd Qtr 2011	1st Qtr 2011	4th Qtr 2010	3rd Qtr 2010	2nd Qtr 2010

Summary of Operations
Net interest income	$307,846	$329,015	$154,123	$153,723	$150,860	$153,904	$159,793
Provision for loan losses	47,000	263,010	16,000	31,000	63,000	64,000	97,665
Asset sale gains (losses), net	(2,195)	(164)	(209)	(1,986)	514	(2,354)	1,477
Investment securities gains (losses), net	(58)	23,435	(36)	(22)	(1,883)	3,365	(146)
Noninterest income (excluding securities & asset gains)	139,190	155,658	65,000	74,190	86,066	80,886	79,560
Noninterest expense	323,062	306,897	158,886	164,176	166,843	156,580	155,038
Income (loss) before income taxes	74,721	(61,963)	43,992	30,729	5,714	15,221	(12,019)
Income tax expense (benefit)	17,486	(32,795)	9,610	7,876	(8,294)	917	(9,240)
Net income (loss)	57,235	(29,168)	34,382	22,853	14,008	14,304	(2,779)
Net income (loss) available to common equity	41,010	(43,910)	25,570	15,440	6,608	6,915	(10,156)
Taxable equivalent adjustment	10,772	12,000	5,332	5,440	5,721	5,914	5,966

Per Common Share Data
Net income (loss):
Basic	$0.24	$(0.26)	$0.15	$0.09	$0.04	$0.04	$(0.06)
Diluted	0.24	(0.26)	0.15	0.09	0.04	0.04	(0.06)
Dividends	0.02	0.02	0.01	0.01	0.01	0.01	0.01
Market Value:
High	$15.36	$16.10	$15.02	$15.36	$15.49	$13.90	$16.10
Low	13.06	11.48	13.06	13.83	12.57	11.96	12.26
Close	13.90	12.26	13.90	14.85	15.15	13.19	12.26
Book value	15.81	15.46	15.81	15.46	15.28	15.53	15.46
Tangible book value	10.33	9.93	10.33	9.97	9.77	10.02	9.93

Performance Ratios (annualized)
Earning assets yield	4.00%	4.17%	4.00%	4.01%	3.89%	3.90%	4.10%
Interest-bearing liabilities rate	0.90	1.11	0.91	0.89	0.98	1.03	1.10
Net interest margin	3.30	3.29	3.29	3.32	3.13	3.08	3.22
Return on average assets	0.54	(0.26)	0.64	0.43	0.25	0.25	(0.05)
Return on average equity	3.75	(1.86)	4.63	2.92	1.74	1.77	(0.35)
Return on average tangible common equity (1)	4.78	(5.22)	5.85	3.67	1.52	1.58	(2.37)
Efficiency ratio (2)	70.57	61.79	70.79	70.36	68.76	65.05	63.20
Effective tax rate (benefit)	23.40	(52.93)	21.84	25.63	(145.13)	6.03	(76.88)
Dividend payout ratio (3)	8.33	N/M	6.67	11.11	25.00	25.02	N/M

Average Balances
Assets	$21,432,029	$22,873,703	$21,526,155	$21,336,858	$22,034,041	$22,727,208	$22,598,695
Earning assets	19,364,948	20,835,705	19,431,292	19,297,866	19,950,784	20,660,498	20,598,637
Interest-bearing liabilities	15,085,468	16,688,248	15,261,514	14,907,465	15,476,002	16,376,904	16,408,718
Loans (4)	12,840,289	13,659,385	13,004,904	12,673,844	12,587,702	12,855,791	13,396,710
Deposits	14,148,618	17,099,816	14,052,689	14,245,614	16,452,473	17,138,105	17,056,193
Short and long-term funding	4,160,335	2,588,696	4,434,500	3,883,122	2,311,016	2,326,469	2,343,119
Common stockholders’ equity	2,681,562	2,654,000	2,704,909	2,657,956	2,681,813	2,693,735	2,674,097
Stockholders’ equity	3,074,197	3,165,798	2,976,840	3,172,636	3,195,657	3,206,742	3,186,295
Common stockholders’ equity / assets	12.51%	11.60%	12.57%	12.46%	12.17%	11.85%	11.83%
Stockholders’ equity / assets	14.34%	13.84%	13.83%	14.87%	14.50%	14.11%	14.10%

At Period End
Assets			$22,048,475	$21,473,565	$21,785,596	$22,525,286	$22,760,059
Loans			13,089,589	12,655,322	12,616,735	12,372,393	12,601,916
Allowance for loan losses			425,961	454,461	476,813	522,018	567,912
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			53,093	62,243	63,909	59,483	65,629
Other intangible assets			21,779	22,957	24,135	25,341	26,547
Deposits			14,066,050	14,023,643	15,225,393	16,804,860	16,970,199
Short and long-term funding			4,739,844	4,031,982	3,160,987	2,252,934	2,357,097
Stockholders’ equity			2,999,148	3,194,714	3,158,791	3,200,849	3,186,127
Stockholders’ equity / assets			13.60%	14.88%	14.50%	14.21%	14.00%
Tangible common equity / tangible assets (5)			8.49%	8.42%	8.12%	8.03%	7.88%
Tangible equity/tangible assets (6)			9.71%	10.93%	10.59%	10.41%	10.23%
Tier 1 common equity / risk-weighted assets (7)			12.61%	12.65%	12.26%	12.31%	12.00%
Tier 1 leverage ratio			10.46%	11.65%	11.19%	10.78%	10.80%
Tier 1 risk-based capital ratio			16.03%	18.08%	17.58%	17.68%	17.25%
Total risk-based capital ratio			17.50%	19.56%	19.05%	19.16%	19.02%
Shares outstanding, end of period			173,374	173,274	173,112	173,019	172,955

Selected trend information
Average full time equivalent employees			4,977	4,929	4,865	4,827	4,766
Trust assets under management, at market value			$5,700,000	$5,900,000	$5,700,000	$5,400,000	$5,100,000
Mortgage loans originated for sale during period			250,880	290,013	629,978	727,868	501,965
Mortgage portfolio serviced for others			7,367,000	7,476,000	7,453,000	7,860,000	7,822,000
Mortgage servicing rights, net / Portfolio serviced for others			0.72%	0.83%	0.86%	0.76%	0.84%

N/M = Not meaningful.

(1)	Return on average tangible common equity = Net income available to common equity divided by average common equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.

This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.

(4)	Loans held for sale have been included in the average balances.

(5)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(6)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(7)	Tier 1 common equity to risk-weighted assets = Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities divided by risk-weighted assets. This is a non-GAAP financial measure.

Selected Asset Quality Information
Associated Banc-Corp

			Jun11 vs Mar11				Jun11 vs Jun10
(in thousands)	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Allowance for Loan Losses
Beginning balance	$454,461	$476,813	(4.7%)	$522,018	$567,912	$575,573	(21.0%)
Provision for loan losses	16,000	31,000	(48.4%)	63,000	64,000	97,665	(83.6%)
Charge offs	(52,365)	(65,156)	(19.6%)	(118,368)	(122,327)	(113,170)	(53.7%)
Recoveries	7,865	11,804	(33.4%)	10,163	12,433	7,844	0.3%

Net charge offs	(44,500)	(53,352)	(16.6%)	(108,205)	(109,894)	(105,326)	(57.8%)

Ending balance	$425,961	$454,461	(6.3%)	$476,813	$522,018	$567,912	(25.0%)

Reserve for losses on unfunded commitments	$14,900	$17,800	(16.3%)	$17,374	$16,274	$14,616	1.9%

			Jun11 vs Mar11				Jun11 vs Jun10
Net Charge Offs	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Commercial and industrial	$14,026	$4,314	225.1%	$27,041	$4,274	$5,557	152.4%
Commercial real estate	9,377	7,873	19.1%	20,103	28,517	37,004	(74.7%)
Real estate — construction	6,031	11,936	(49.5%)	31,879	60,488	46,135	(86.9%)
Lease financing	60	28	114.3%	9,159	826	297	(79.8%)

Total commercial	29,494	24,151	22.1%	88,182	94,105	88,993	(66.9%)
Home equity	8,251	14,322	(42.4%)	14,541	10,875	11,213	(26.4%)
Installment(1)	664	12,670	(94.8%)	2,369	1,640	1,887	(64.8%)

Total retail	8,915	26,992	(67.0%)	16,910	12,515	13,100	(31.9%)
Residential mortgage	6,091	2,209	175.7%	3,113	3,274	3,233	88.4%

Total net charge offs	$44,500	$53,352	(16.6%)	$108,205	$109,894	$105,326	(57.8%)

Net Charge Offs to Average
Loans (in basis points) *	Jun 30, 2011	Mar 31, 2011		Dec 31, 2010	Sep 30, 2010	Jun 30, 2010
Commercial and industrial	180	60		364	57	73
Commercial real estate	111	94		231	319	398
Real estate — construction	454	888		1,820	2,598	1,582
Lease financing	44	20		5,051	416	141

Total commercial	166	142		488	498	444
Home equity	127	227		231	175	183
Installment	42	759		131	74	83

Total retail	111	338		209	148	156
Residential mortgage	92	35		56	65	65

Total net charge offs	137	171		341	339	315

			Jun11 vs Mar11				Jun11 vs Jun10
Credit Quality	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Nonaccrual loans	$467,611	$488,321	(4.2%)	$574,356	$727,877	$975,641	(52.1%)
Other real estate owned (OREO)	45,712	49,019	(6.7%)	44,330	53,101	51,223	(10.8%)

Total nonperforming assets	$513,323	$537,340	(4.5%)	$618,686	$780,978	$1,026,864	(50.0%)

Loans 90 or more days past due and still accruing	12,123	9,380	29.2%	3,418	26,593	3,207	278.0%
Restructured loans (accruing)	100,343	88,193	13.8%	79,935	62,778	40,865	145.5%

Allowance for loan losses / loans	3.25%	3.59%		3.78%	4.22%	4.51%
Allowance for loan losses / nonaccrual loans	91.09	93.07		83.02	71.72	58.21
Nonaccrual loans / total loans	3.57	3.86		4.55	5.88	7.74
Nonperforming assets / total loans plus OREO	3.91	4.23		4.89	6.29	8.12
Nonperforming assets / total assets	2.33	2.50		2.84	3.47	4.51
Net charge offs / average loans (annualized)	1.37	1.71		3.41	3.39	3.15
Year-to-date net charge offs / average loans	1.54	1.71		3.69	3.78	3.97

Nonaccrual loans by type:
Commercial and industrial	$71,183	$76,780	(7.3%)	$99,845	$156,697	$184,173	(61.3%)
Commercial real estate	193,495	186,547	3.7%	223,927	275,586	351,883	(45.0%)
Real estate — construction	72,782	84,903	(14.3%)	94,929	132,425	279,710	(74.0%)
Lease financing	12,898	15,270	(15.5%)	17,080	26,922	27,953	(53.9%)

Total commercial	350,358	363,500	(3.6%)	435,781	591,630	843,719	(58.5%)
Home equity	46,777	49,618	(5.7%)	51,712	50,901	41,749	12.0%
Installment	3,724	4,949	(24.8%)	10,544	8,757	6,032	(38.3%)

Total retail	50,501	54,567	(7.5%)	62,256	59,658	47,781	5.7%
Residential mortgage	66,752	70,254	(5.0%)	76,319	76,589	84,141	(20.7%)

Total nonaccrual loans	$467,611	$488,321	(4.2%)	$574,356	$727,877	$975,641	(52.1%)

*	Annualized.

(1)	Charge offs for the three months ended March 31, 2011, include $10 million of write-downs related to installment loans transferred to held for sale.

Selected Asset Quality Information (continued)
Associated Banc-Corp

			Jun11 vs Mar11				Jun11 vs Jun10
(in thousands)	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Restructured loans (accruing)
Commercial and industrial	$22,760	$16,047	41.8%	$9,980	$620	$635	N/M
Commercial real estate	36,191	34,166	5.9%	15,612	23,387	7,820	N/M
Real estate — construction	10,706	7,859	36.2%	22,532	7,076	4,835	N/M
Lease financing	—	—	0.0%	—	—	—	N/M

Total commercial	69,657	58,072	19.9%	48,124	31,083	13,290	N/M
Home equity	11,453	11,630	(1.5%)	11,741	10,269	3,601	218.1%
Installment	1,017	1,149	(11.5%)	692	793	560	81.6%

Total retail	12,470	12,779	(2.4%)	12,433	11,062	4,161	199.7%
Residential mortgage	18,216	17,342	5.0%	19,378	20,633	23,414	(22.2%)

Total restructured loans (accruing)	$100,343	$88,193	13.8%	$79,935	$62,778	$40,865	145.5%

Restructured loans in nonaccrual loans (not included above)	$71,084	$49,352	44.0%	$35,939	$32,657	$48,215	47.4%

			Jun11 vs Mar11				Jun11 vs Jun10
Loans Past Due 30-89 Days	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Commercial and industrial	$7,581	$36,205	(79.1%)	$33,013	$14,505	$40,415	(81.2%)
Commercial real estate	61,240	40,537	51.1%	46,486	56,710	50,721	20.7%
Real estate — construction	13,217	3,410	287.6%	8,016	12,225	23,368	(43.4%)
Lease financing	79	135	(41.5%)	132	168	628	(87.4%)

Total commercial	82,117	80,287	2.3%	87,647	83,608	115,132	(28.7%)
Home equity	14,818	14,808	0.1%	13,886	20,044	15,869	(6.6%)
Installment	3,851	2,714	41.9%	9,624	10,536	6,567	(41.4%)

Total retail	18,669	17,522	6.5%	23,510	30,580	22,436	(16.8%)
Residential mortgage	12,573	7,940	58.4%	8,722	10,065	11,110	13.2%

Total loans past due 30-89 days	$113,359	$105,749	7.2%	$119,879	$124,253	$148,678	(23.8%)

			Jun11 vs Mar11				Jun11 vs Jun10
Potential Problem Loans	Jun 30, 2011	Mar 31, 2011	%Change	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	%Change
Commercial and industrial	$229,407	$348,949	(34.3%)	$354,284	$373,955	$482,686	(52.5%)
Commercial real estate	382,056	465,376	(17.9%)	492,778	553,126	553,316	(31.0%)
Real estate — construction	63,186	70,824	(10.8%)	91,618	175,817	203,560	(69.0%)
Lease financing	1,399	1,705	(17.9%)	2,617	2,302	6,784	(79.4%)

Total commercial	676,048	886,854	(23.8%)	941,297	1,105,200	1,246,346	(45.8%)
Home equity	4,515	4,737	(4.7%)	3,057	6,495	7,778	(42.0%)
Installment	216	230	(6.1%)	703	692	725	(70.2%)

Total retail	4,731	4,967	(4.8%)	3,760	7,187	8,503	(44.4%)
Residential mortgage	18,575	19,710	(5.8%)	18,672	19,416	17,304	7.3%

Total potential problem loans	$699,354	$911,531	(23.3%)	$963,729	$1,131,803	$1,272,153	(45.0%)

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Six months ended June 30, 2011			Six months ended June 30, 2010
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$7,012,007	$153,566	4.41%	$8,256,254	$175,869	4.29%
Residential mortgage	2,592,749	55,179	4.26	2,008,087	50,251	5.02
Retail	3,235,533	80,025	4.97	3,395,044	88,626	5.25

Total loans	12,840,289	288,770	4.52	13,659,385	314,746	4.64
Investment securities	5,773,545	94,351	3.27	5,449,542	114,087	4.19
Other short-term investments	751,114	2,896	0.77	1,726,778	3,985	0.46

Investments and other	6,524,659	97,247	2.98	7,176,320	118,072	3.29

Total earning assets	19,364,948	386,017	4.00	20,835,705	432,818	4.17
Other assets, net	2,067,081			2,037,998

Total assets	$21,432,029			$22,873,703

Interest-bearing liabilities:
Savings deposits	$958,629	$571	0.12%	$886,045	$541	0.12%
Interest-bearing demand deposits	1,788,112	1,369	0.15	2,876,779	3,676	0.26
Money market deposits	5,093,854	8,894	0.35	6,321,344	16,999	0.54
Time deposits, excluding Brokered CDs	2,735,182	22,284	1.64	3,378,329	33,489	2.00

Total interest-bearing deposits, excluding Brokered CDs	10,575,777	33,118	0.63	13,462,497	54,705	0.82
Brokered CDs	349,356	2,032	1.17	637,055	2,400	0.76

Total interest-bearing deposits	10,925,133	35,150	0.65	14,099,552	57,105	0.82
Short and long-term funding	4,160,335	32,249	1.56	2,588,696	34,698	2.69

Total interest-bearing liabilities	15,085,468	67,399	0.90	16,688,248	91,803	1.11
Noninterest-bearing demand deposits	3,223,485			3,000,264
Other liabilities	48,879			19,393
Stockholders’ equity	3,074,197			3,165,798

Total liabilities and stockholders’ equity	$21,432,029			$22,873,703

Net interest income and rate spread (1)		$318,618	3.10%		$341,015	3.06%

Net interest margin (1)			3.30%			3.29%
Taxable equivalent adjustment		$10,772			$12,000

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended June 30, 2011			Three months ended June 30, 2010
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$7,114,930	$77,122	4.35%	$8,036,688	$85,974	4.29%
Residential mortgage	2,657,740	28,032	4.22	1,996,448	24,781	4.97
Retail	3,232,234	40,033	4.96	3,363,574	43,892	5.23

Total loans	13,004,904	145,187	4.47	13,396,710	154,647	4.63
Investment securities	5,689,728	47,359	3.33	5,176,340	53,984	4.17
Other short-term investments	736,660	1,437	0.78	2,025,587	2,213	0.44

Investments and other	6,426,388	48,796	3.04	7,201,927	56,197	3.12

Total earning assets	19,431,292	193,983	4.00	20,598,637	210,844	4.10
Other assets, net	2,094,863			2,000,058

Total assets	$21,526,155			$22,598,695

Interest-bearing liabilities:
Savings deposits	$999,748	$308	0.12%	$913,347	$291	0.13%
Interest-bearing demand deposits	1,811,525	738	0.16	2,833,530	1,898	0.27
Money market deposits	5,039,056	4,206	0.33	6,398,892	8,778	0.55
Time deposits, excluding Brokered CDs	2,655,944	10,667	1.61	3,305,825	16,035	1.95

Total interest-bearing deposits, excluding Brokered CDs	10,506,273	15,919	0.61	13,451,594	27,002	0.81
Brokered CDs	320,741	982	1.23	614,005	1,358	0.89

Total interest-bearing deposits	10,827,014	16,901	0.63	14,065,599	28,360	0.81
Short and long-term funding	4,434,500	17,627	1.59	2,343,119	16,725	2.86

Total interest-bearing liabilities	15,261,514	34,528	0.91	16,408,718	45,085	1.10
Noninterest-bearing demand deposits	3,225,675			2,990,594
Other liabilities	62,126			13,088
Stockholders’ equity	2,976,840			3,186,295

Total liabilities and stockholders’ equity	$21,526,155			$22,598,695

Net interest income and rate spread (1)		$159,455	3.09%		$165,759	3.00%

Net interest margin (1)			3.29%			3.22%
Taxable equivalent adjustment		$5,332			$5,966

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended June 30, 2011			Three months ended March 31, 2011
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$7,114,930	$77,122	4.35%	$6,907,941	$76,444	4.48%
Residential mortgage	2,657,740	28,032	4.22	2,527,035	27,147	4.31
Retail	3,232,234	40,033	4.96	3,238,868	39,992	4.98

Total loans	13,004,904	145,187	4.47	12,673,844	143,583	4.58
Investment securities	5,689,728	47,359	3.33	5,858,293	46,993	3.21
Other short-term investments	736,660	1,437	0.78	765,729	1,458	0.76

Investments and other	6,426,388	48,796	3.04	6,624,022	48,451	2.93

Total earning assets	19,431,292	193,983	4.00	19,297,866	192,034	4.01
Other assets, net	2,094,863			2,038,992

Total assets	$21,526,155			$21,336,858

Interest-bearing liabilities:
Savings deposits	$999,748	$308	0.12%	$917,053	$264	0.12%
Interest-bearing demand deposits	1,811,525	738	0.16	1,764,439	631	0.15
Money market deposits	5,039,056	4,206	0.33	5,149,261	4,688	0.37
Time deposits, excluding Brokered CDs	2,655,944	10,667	1.61	2,815,301	11,616	1.67

Total interest-bearing deposits, excluding Brokered CDs	10,506,273	15,919	0.61	10,646,054	17,199	0.66
Brokered CDs	320,741	982	1.23	378,289	1,050	1.13

Total interest-bearing deposits	10,827,014	16,901	0.63	11,024,343	18,249	0.67
Short and long-term funding	4,434,500	17,627	1.59	3,883,122	14,622	1.52

Total interest-bearing liabilities	15,261,514	34,528	0.91	14,907,465	32,871	0.89
Noninterest-bearing demand deposits	3,225,675			3,221,271
Other liabilities	62,126			35,486
Stockholders’ equity	2,976,840			3,172,636

Total liabilities and stockholders’ equity	$21,526,155			$21,336,858

Net interest income and rate spread (1)		$159,455	3.09%		$159,163	3.12%

Net interest margin (1)			3.29%			3.32%
Taxable equivalent adjustment		$5,332			$5,440

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.
Financial Summary and Comparison
Associated Banc-Corp

			Jun11 vs Mar11				Jun11 vs Jun10
Period End Loan Composition	Jun 30, 2011	Mar 31, 2011	% Change	Dec 31, 2010	Sept 30, 2010	Jun 30, 2010	% Change

Commercial and industrial	$3,202,301	$2,972,651	7.7%	$3,049,752	$2,989,238	$2,969,662	7.8%
Commercial real estate — owner occupied	1,030,060	1,027,826	0.2%	1,049,798	1,086,258	1,131,687	(9.0%)
Commercial real estate — all other	2,393,626	2,354,655	1.7%	2,339,415	2,408,084	2,445,029	(2.1%)
Real estate — construction	533,804	525,236	1.6%	553,069	736,387	925,697	(42.3%)
Lease financing	54,001	56,458	(4.4%)	60,254	74,690	82,375	(34.4%)

Total commercial	7,213,792	6,936,826	4.0%	7,052,288	7,294,657	7,554,450	(4.5%)
Home equity	2,594,029	2,576,736	0.7%	2,523,057	2,457,461	2,455,181	5.7%
Installment	589,714	605,767	(2.7%)	695,383	721,480	749,588	(21.3%)

Total retail	3,183,743	3,182,503	0.0%	3,218,440	3,178,941	3,204,769	(0.7%)
Residential mortgage	2,692,054	2,535,993	6.2%	2,346,007	1,898,795	1,842,697	46.1%

Total loans	$13,089,589	$12,655,322	3.4%	$12,616,735	$12,372,393	$12,601,916	3.9%

			Jun11 vs Mar11				Jun11 vs Jun10
Period End Deposit and Customer Funding Composition	Jun 30, 2011	Mar 31, 2011	% Change	Dec 31, 2010	Sept 30, 2010	Jun 30, 2010	% Change

Demand	$3,218,722	$3,285,604	(2.0%)	$3,684,965	$3,054,121	$2,932,599	9.8%
Savings	1,007,337	973,122	3.5%	887,236	902,077	913,146	10.3%
Interest-bearing demand	1,931,519	1,755,367	10.0%	1,870,664	2,921,700	2,745,541	(29.6%)
Money market	4,982,492	4,968,510	0.3%	5,434,867	6,312,912	6,554,559	(24.0%)
Brokered CDs	316,670	324,045	(2.3%)	442,640	442,209	571,626	(44.6%)
Other time deposits	2,609,310	2,716,995	(4.0%)	2,905,021	3,171,841	3,252,728	(19.8%)

Total deposits	14,066,050	14,023,643	0.3%	15,225,393	16,804,860	16,970,199	(17.1%)
Customer repo sweeps	930,101	1,048,516	(11.3%)	563,884	209,866	184,043	N/M
Customer repo term	1,147,938	887,434	29.4%	—	—	—	N/M

Total customer funding	2,078,039	1,935,950	7.3%	563,884	209,866	184,043	N/M

Total deposits and customer funding	$16,144,089	$15,959,593	1.2%	$15,789,277	$17,014,726	$17,154,242	(5.9%)

Network transaction deposits included above in interest-bearing demand and money market	824,003	936,688	(12.0%)	1,144,134	1,970,050	$2,698,204	(69.5%)

N/M = Not meaningful.